UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 3, 2025

CENTURY COMMUNITIES, INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-36491	68-0521411
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8390 East Crescent Parkway, Suite 650 Greenwood Village, Colorado	80111
(Address of principal executive offices)	(Zip Code)

(303) 770-8300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CCS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act or Rule 12b-2 of the Exchange Act.
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

Press Release Announcing Launch of Private Offering of $500 Million of Senior Notes due 2033 and Conditional Redemption of 6.750% Senior Notes due 2027

On September 3, 2025, the Company issued a press release announcing the launch of its private offering (the “Offering”) of $500 million aggregate principal amount of new Senior Notes due 2033 (the “Notes”) to persons reasonably believed to be qualified institutional buyers in the United States pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain non-U.S. persons in transactions outside the United States pursuant to Regulation S under the Securities Act.

The press release also announced that the Company has delivered a conditional notice of redemption (the Redemption Notice”) calling for the redemption (the “Redemption”), on October 3, 2025 (the “Redemption Date”), of all $500.0 million aggregate principal amount of the Company’s 6.750% Senior Notes due 2027 outstanding (the “2027 Senior Notes”), at a redemption price equal to 100.0% of the principal amount of the 2027 Senior Notes to be redeemed, plus accrued and unpaid interest to, but excluding, the Redemption Date.  The Company’s obligation to redeem the 2027 Senior Notes is conditioned upon the prior consummation of the Offering and the issuance of the Notes on or prior to the Redemption Date.

The Company intends to use the net proceeds from the Offering, plus cash on hand, to finance the Redemption of all outstanding 2027 Senior Notes.

The offer and sale of the Notes have not been and will not be registered under the Securities Act or the securities laws of any state or other jurisdiction, and may not be offered or sold in the United States or to, or for the benefit of, U.S. persons absent registration under, or an applicable exemption from, the registration requirements of the Securities Act.

This Current Report on Form 8-K does not constitute an offer to sell, or the solicitation of an offer to buy, the Notes or any other security, and shall not constitute an offer, solicitation or sale of any securities in any state or jurisdiction in which, or to any persons to whom, such offering, solicitation or sale would be unlawful.

The Redemption of the 2027 Senior Notes is being made solely pursuant to the Redemption Notice, and this Current Report on Form 8-K does not constitute an offer to purchase or redeem, or a solicitation of an offer to sell, the 2027 Senior Notes.

A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Press release, dated September 3, 2025, announcing launch of private offering of $500 million of Senior Notes due 2033 and conditional redemption of the 6.750% Senior Notes due 2027
104	The cover page from this current report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 3, 2025	Century Communities, Inc.

	By:	/s/ J. Scott Dixon
Name: J. Scott Dixon
Title: Chief Financial Officer